As filed with the Securities and Exchange Commission on June 27, 2003
                                                     Registration No. 333-100630


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

FIRST INDUSTRIAL REALTY TRUST, INC.                 FIRST INDUSTRIAL, L.P.
   (Exact name of registrant as                  (Exact name of registrant
     specified in its charter)                  as specified in its charter)

             Maryland                                    Delaware
  (State or other jurisdiction                (State or other jurisdiction
of incorporation or organization)           of incorporation or organization)

            36-3935116                                   36-3924586
(I.R.S. Employer Identification Number)  (I.R.S. Employer Identification Number)

                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
                                 (312) 344-4300
                        (Address, including zip code, and
                           telephone number, including
                           area code, of registrants'
                               principal executive
                                    offices)

                       FIRST INDUSTRIAL, L.P. 401(k) PLAN
                            (Full title of the plan)

                               Michael W. Brennan
                      President and Chief Executive Officer
                       First Industrial Realty Trust, Inc.
                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
                                 (312) 344-4300
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                            Gerald S. Tanenbaum, Esq.
                               Roger Andrus, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000
                           __________________________

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                     Proposed Maximum        Proposed Maximum
         Title of               Amount to be          Offering Price        Aggregate Offering         Amount of
     Securities to be            Registered             Per Share                 Price            Registration Fee
        Registered
------------------------------------------------------------------------------------------------------------------
      Common Stock,                 (1)                    (1)                     (1)                     (1)
      $.01 par value
==================================================================================================================


(1) No additional securities are being registered hereby. Registration fees were paid upon filing of the original Form S-8 Registration Statement (Registration No. 333-100630) for the First Industrial, L.P. 401(k) Plan with the Securities and Exchange Commission (the "Commission') on October 18, 2002.

================================================================================

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 ("Amendment No. 1") to the Registration Statement on Form S-8 (Registration No. 333-100630) of First Industrial Realty Trust, Inc. (the "Company")and First Industrial, L.P. (the "Operating Partnership") (the "Registration Statement") is being filed pursuant to Rule 464 under the Securities Act of 1933, as amended, for the sole purpose of amending
Item 3, Incorporation of Documents by Reference, previously filed with the Registration Statement and, accordingly, shall become effective upon filing with the Commission.



                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. Incorporation of Documents by Reference.


     The first sentence of the third and final paragraph of Item 3 is hereby deleted and replaced with the following:

     In addition, all documents subsequently filed by the Company, the Operating Partnership or the First Industrial, L.P. 401(k) Plan with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on June 27, 2003.


                          FIRST INDUSTRIAL REALTY TRUST, INC.



                          By:  /s/ Michael J. Havala
                               ------------------------------------------
                               Name:  Michael J. Havala
                               Title: Chief Financial Officer
                                      (Principal Financial Officer)



                          FIRST INDUSTRIAL, L.P.



                          By:  First Industrial Realty Trust, Inc.,
                               its sole general partner





                          By:  /s/ Michael J. Havala
                               ------------------------------------
                               Name:  Michael J. Havala
                               Title: Chief Financial Officer
                                      (Principal Financial Officer)




                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated:


              Signature                                   Title                           Date
              ---------                                   -----                           ----

                      *                         President, Chief Executive            June 27, 2003
--------------------------------------            Officer and Director
              Michael W. Brennan                  (Principal Executive
                                                  Officer)

/s/ Michael J. Havala                           Chief Financial Officer               June 27, 2003
--------------------------------------           (Principal Financial Officer)
              Michael J. Havala

              Signature                                   Title                           Date
              ---------                                   -----                           ----

                      *                         Senior Vice President, Controller     June 27, 2003
---------------------------------------           and Assistant Secretary
                Scott A. Musil                    (Principal Accounting Officer)

                      *                         Director of Strategic Planning        June 27, 2003
---------------------------------------           and Director
              Michael G. Damone

                      *                         Director                              June 27, 2003
---------------------------------------
                John L. Lesher

                      *                         Director                              June 27, 2003
---------------------------------------
                Kevin W. Lynch

                      *                         Director                              June 27, 2003
---------------------------------------
                 John E. Rau

                      *                         Chairman of the Board of Directors    June 27, 2003
---------------------------------------
                Jay H. Shidler

                      *                         Director                              June 27, 2003
---------------------------------------
               Robert J. Slater

                      *                         Director                              June 27, 2003
---------------------------------------
                W. Edwin Tyler

                      *                         Director                              June 27, 2003
---------------------------------------
               J. Steven Wilson


* By: /s/ Michael J. Havala
      ----------------------------
      Michael J. Havala
      Attorney-in-Fact
